UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 24, 2005
                -------------------------------------------------

                          Asbury Automotive Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)

              5511                                   01-0609375
    --------------------------           ---------------------------------
     (Commission File Number)            (IRS Employer Identification No.)

    622 Third Avenue, 37th Floor, New York, NY               10017
    ------------------------------------------       --------------------
     (Address of principal executive offices)             (Zip Code)


                                 (212) 885-2500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Conditions.

         The registrant issued a press release on February 24, 2005 announcing its financial results for the fourth quarter and year ended December 31, 2004, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.01  Regulation FD Disclosure.

         The registrant hereby furnishes the press release identified under
Item 2.02 and attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

               Exhibit No.              Description

                  99.1                  Press Release dated February 24, 2005.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ASBURY AUTOMOTIVE GROUP, INC.



Date:  February 24, 2005          By:     /s/ Kenneth B. Gilman
                                          -------------------------------------
                                  Name:   Kenneth B. Gilman
                                  Title:  President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

   99.1           Press Release dated February 24, 2005.